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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)  February 28, 2001
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                              Evergreen Solar, Inc.
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               (Exact name of Registrant as Specified in Charter)

           Delaware                      000-31687               04-3242254
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(State or Other Jurisdiction of   (Commission File Number)    (I.R.S. Employer
Incorporation)                                               Identification No.)



                        211 Second Avenue
                           Waltham, MA                                 02451
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               (Address of Principal Executive Offices)             (Zip Code)

Registrant's telephone number, including area code  (781) 890-7117
                                                    ---------------

          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)      EXHIBITS.

EXHIBIT NO.         DESCRIPTION
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99.1                Press Release of Registrant dated February 28, 2001.



ITEM 9.       REGULATION FD DISCLOSURE

              On February 28, 2001, the Registrant issued the press release that is attached to this Form 8-K as Exhibit No. 99.1, in which the Company announced the scheduled release of its fourth quarter 2000 and full fiscal year 2000 financial results and accompanying conference call, including information regarding the live webcast and telephonic replay of the conference call. Details, including dial-in numbers, regarding the conference call and webcast are included in the press release.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              EVERGREEN SOLAR, INC.


Date:  February 28, 2001                      By:    /s/ Mark A. Farber
                                                     ---------------------------
                                                     Mark A. Farber
                                                     Chief Executive Officer and
                                                     President


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                                  EXHIBIT INDEX


EXHIBIT NO.         DESCRIPTION
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99.1                Press Release of Registrant dated February 28, 2001.













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